Leadership Through Continuous Innovation Investor Day Jay L. Hooley Chairman & CEO Wednesday, February 25, 2015

2 Forward-looking statements This presentation contains forward-looking statements as defined by United States securities laws, including statements relating to our goals and expectations regarding our business, financial and capital condition, results of operations, investment portfolio performance and strategies, the financial and market outlook, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “plan,” “expect,” “intend,” “objective,” “forecast,” “outlook,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,”, “focus”, “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to February 25, 2015. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the sovereign-debt risks in the U.S., Europe and other regions; increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, the relative portion of our deposits that are determined to be operational under regulatory guidelines and our ability to deploy deposits in a profitable manner consistent with our liquidity requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement changes to the regulatory framework applicable to our operations, including implementation of the Dodd-Frank Act, the Basel III final rule and European legislation (such as the Alternative Investment Fund Managers Directive and Undertakings for Collective Investment in Transferable Securities Directives); among other consequences, these regulatory changes impact the levels of regulatory capital we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, and restrictions on banking and financial activities. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, capital planning and compliance programs, and changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; adverse changes in the regulatory ratios that we are required or will be required to meet, whether arising under the Dodd-Frank Act or the Basel III final rule, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital ratios that cause changes in those ratios as they are measured from period to period; increasing requirements to obtain the prior approval of the Federal Reserve or our other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or programs, including acquisitions, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; financial market disruptions or economic recession, whether in the U.S., Europe, Asia or other regions; our ability to promote a strong culture of risk management, operating controls, compliance oversight and governance that meet our expectations and those of our clients and our regulators; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or proceedings; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the liquidity or valuation of assets underlying those pools; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depository obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems and their effective operation both independently and with external systems, and complexities and costs of protecting the security of our systems and data; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; our ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced, and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize emerging needs of our clients and to develop products that are responsive to such trends and profitable to us, the performance of and demand for the products and services we offer, and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2014 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, February 25, 2015, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.

3 Agenda 12:30 – 12:50 PM Leadership Through Continuous Innovation 12:50 – 1:30 PM Panel I: Innovation in Client-Focused Solutions 1:30 – 2:00 PM Panel II: Innovation in Products & Technology Solutions 2:00 – 2:25 PM Delivering Shareholder Value in a Challenging Environment 2:25 – 3:00 PM Closing Remarks / Question & Answer Session

4 All data as of or for the year-end December 31, 2014, as applicable. AUA: assets under custody and administration; AUM: assets under management. 1 Please see Appendix for footnotes 2-9. A leading global provider of financial services • #1 U.S. Mutual Fund Accounting2 • #1 Offshore Fund Servicing3 • #1 ETF Asset Servicing • #1 Global Alternative Asset Servicing4 • #1 Securities Finance5 • #1 Global Equity Index Manager6 • #2 Worldwide Institutional Assets under Management7 • #2 Global ETF Manager8 • #7 Real Money Provider9 Leadership Positions1 Global: Revenue: $10.3B AUA: $28.2T AUM: $2.45T Americas: Revenue: $5,945M AUA: $21.22T AUM: $1,568B Europe, Middle East & Africa: Revenue: $3,472M AUA: $5.63T AUM: $559B Asia Pacific: Revenue: $878M AUA: $1.34T AUM: $321B Focus: asset servicing and asset management

5 Total ETF Servicing Platform Our history reflects our culture of innovation State Street Global Advisors Multicurrency Horizon Platform SPDR ETF ETF Servicing FX Connect Formed Transfer Agency JV (BFDS) Fund Administration Business Middle Office Outsourcing Acquisition: IFS Acquisition: Deutsche Bank’s GSS Business LDI Strategies Acquisitions: Investors Financial Currenex Palmeri Acquisitions: Mourant Intl. and Intesa Sanpaolo Securities Services Acquisition: Bank of Ireland Asset Management Acquisition: Goldman Sachs Administration Services State Street Global Exchange Enhanced Custody Strong track record of investment in innovation Asset / Alternative Managers Asset Owners Insurance Companies Sovereign Wealth Funds/ Official Institutions Sector ETFs First Gold ETF Private Cloud 1970 1980 1990 2000 2010

6 1 Where applicable, as compared to 2013. Results presented on an operating basis, a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures and for reconciliations of our operating-basis financial information. 2 Operating leverage is defined as the rate of growth of total revenue less the rate of growth of total expenses, each as determined on an operating basis, in this case comparing 2014 to 2013. 3 Pre-tax savings relate only to the Business Operations and Information Technology Transformation program and are based on improvement from our total 2010 expenses from operations, all else being equal. Delivered solid growth in 20141 Operating-basis1 results • Earnings per share (EPS) growth of 12.1% driven by strong fee revenue growth and continued execution of our common stock repurchase program: –Total fee revenue growth of 7.4%: –Total core asset servicing and asset management fee revenue growth of 6.9% –Repurchased approximately $1.65 billion of our common stock in 2014 • Continued focus on expense control amidst regulatory compliance cost pressure: –Achieved positive operating leverage2 in a challenging environment –Successfully completed multi-year Business Operations and Information Technology Transformation program as planned, achieving over the course of the program greater than $625 million of total pre-tax savings, on an annual basis, with full effect in 2015, exceeding our original target range3 • Pre-tax operating margin: 30.1% • Return on equity (ROE): 10.9% 2014 Operating- Basis1 Highlights: Revenue 5.9% EPS 12.1% ROE of 10.9%

7 1 Long-term goals presented on an operating-basis, a non-GAAP presentation, and do not reflect the near term expectations. Refer to Appendix included with this presentation for explanation of our non-GAAP measures. Focused strategy supports long-term financial goals LONG-TERM SHAREHOLDER VALUE BUILDING ON OUR STRONG CORE ACHIEVING A DIGITAL ENTERPRISE INVESTING IN OPPORTUNITIES FOR GROWTH OPTIMIZING CAPITAL Aligning solutions with client needs, continuing to innovate, capturing value and improving efficiency Driving greater transformation that benefits clients and our shareholders Acting on changes in the market to fuel expansion of products and services and the markets we serve Adapting to new rules and optimizing returns for shareholders TALENT, CULTURE AND INNOVATION Operating-Basis1 Financial Goals: EPS Growth of 10%-15%, Revenue Growth of 8%-12% and ROE of 12%-15%

8 CAGR: compound annual growth rate. Building on our strong core • Strong asset servicing and asset management fee growth: − CAGR of 9.1% from 2009 to 2014 and 6.9% from 2013 to 2014 • In 2014, $1.1 trillion in new asset servicing commitments and net new assets to be managed of $28 billion • Focus on continuous improvement: − Delivering client oriented solutions − Actively manage client profitability − Executing on Sector Solutions − Expanding footprint in emerging markets − Leveraging transfer agency capabilities globally − Developing and recruiting talent − Strengthening risk controls and culture 4,100 4,767 5,299 5,407 5,925 6,336 CAGR 9.1% 2010 2009 2013 2014 2012 2011 Total Core Asset Servicing and Asset Management Fee Revenue ($M)

9 Achieving a digital enterprise • Further operational efficiencies • Systems resiliency and scalability • Lower unit cost • Enhanced data flexibility • Continued cloud migration • Faster speed to market Business Operations and Information Technology Transformation initiatives have driven wholesale change Process Automation and Standardization Workforce Optimization: Centers of Excellence Leveraging Lower- Cost Locations Integrating Private Cloud Infrastructure Digital Enterprise

10 Investing in additional opportunities for growth • Globalizing alternative investment servicing capabilities (technology, global real estate platform, hedge funds) • Developing solutions to help clients navigate evolving regulatory environment • Continuing to enhance ETF servicing platform • Deepening ETF innovation • Expanding in U.S. and EMEA retail intermediary distribution • Targeting the growing global defined contribution trend • Providing solutions for Official Institutions • Expanding FX trading venues (i.e., Street FX, TruCross/FX) • Advancing Enhanced Custody • Developing additional currency management solutions • Providing data and analytic solutions in support of client front office needs • Delivering differentiated research & high touch advisory solutions • Globalization • Retirement Savings • Regulation & Complexity Global Services Global Advisors Global Markets Global Exchange Investments Supported by Secular Growth Trends:

11 1 Target presented on an operating basis, a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures. Optimizing capital Investing in Growth Returning Capital to Shareholders • Geographic footprint • New products and services • Digital Enterprise • Optimize capital structure in light of new and emerging rules • Prioritize return to shareholders through common stock repurchases and dividends • Target common stock dividends to be 20%-25% of operating-basis1 income

12 Up next are two panels to expand on our innovation focus Moderator Jay Hooley Panelists George Sullivan Leadership in Alternative Investment Solutions Susan Dargan Offshore capabilities for global clients Mark Snyder FX innovation Greg Ehret SSGA products and solutions Moderator Mike Rogers Panelists Chris Perretta The digital enterprise Gunjan Kedia Development of client solutions and services Frank Koudelka Servicing growing ETF segment PANEL I: Innovation in Client-Focused Solutions PANEL II: Innovation in Products & Technology Solutions

PANEL I: Innovation in Client-Focused Solutions Investor Day Jay Hooley, Chairman & CEO George Sullivan, EVP, Global Head of Alternative Investment Solutions Susan Dargan, EVP, Head of Global Services Ireland and Channel Islands Mark Snyder, EVP, Head of Sales, Trading and Research, SSGM Greg Ehret, EVP, Global Chief Operating Officer, SSGA Wednesday, February 25, 2015

14 1 eVestment Administrator Survey, Q2 2014. 2 State Street data as of December 31, 2014. Innovation and strategic acquisitions led to our global leadership in Alternative Investment Solutions $1,3192 $755 $649 $566 $505 $280 $272 $199 $121.3 $301.3 STT CITCO BNY SS&C C JPM SEI RBC $896.6 Alternative Assets under Administration (AUA $T)1 Hedge Fund Private Equity Real Estate 2007 2008 2009 2010 2011 2012 2013 2014 2003 International Fund Services In n o v at io n s A c q uis it io n s Palmeri Fund Services & Investors Bank & Trust Mourant International Finance Administration Morgan Stanley Real Estate Administration Services Goldman Sachs Administration Services Global Operating Model China Global Location Strategy, Enhanced Custody ITOT AIS 360, Liquid Alts Private Equity Index Global Real Estate Platform, QDLP, Transformation Global Operating Model Europe

15 1 Hedge Fund Research, Towers Watson, Preqin, June 30, 2014. 2 PWC “Asset Management: Brave New World”. Our alternative assets have grown at more than twice the rate of the market Alternative Investments Market1 (AUA $T) State Street Alternative Investment Solutions (AUA $T) $2.7 $3.6 $4.7 $4.4 $5.0 $5.8 $6.3 $7.1 $7.7 $8.1 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Real Estate Private Equity Hedge $139 $203 $500 $451 $443 $660 $816 $1,119 $1,245 $1,319 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Asset Growth Through Acquisition Alternative Investments are projected to grow by 9.3% from 2015 to 20202 CAGR1 13% CAGR1 28%

16 Market Trends: Our Advantages: Globalization Alternative managers seek investment opportunities and distribution across global markets, and specifically where wealth is emerging • Operations footprint supporting clients in North America, Europe and Asia • We have the only global bespoke platform supporting real estate structures • Investing in technology to improve straight-through processing rates and improve client value • A leader in servicing liquid alternatives Regulation The global regulatory landscape continues to evolve. Alternative managers and investors are challenged to adapt to this ‘new normal’ • Significant knowledge of global regulatory operating environment- more than 100 geographic markets • Investing in products and services to meet new regulatory requirements Performance & Risk Transparency Investors are increasing their investments in alternative asset classes. They expect performance with risk transparency • Deep experience in supporting multiple investment vehicles • Supporting innovative investment strategies to meet demands for high returns and greater value • Supporting solutions to better manage risk Big Data Fund managers require information at high velocities to enable critical business insights and decision making • Transformation is focused on straight-through-processing • SSGX is a strategic partner to asset owners and managers to provide analytics and solutions for data management We are sustaining our leadership in alternatives with continuous innovation

The European offshore market is the second largest funds market globally…

What makes this market attractive to investment managers?

- **Open, regulated environment** – strong emphasis on investor protection and access to distribution
- **Offshore products (i.e., UCITS[1]) dominate the landscape** – distributed in more than 70 countries throughout Europe, Asia, Africa and South America
- **European offshore market has grown by 25%** over the last 3 years[2] – at the same time, we grew our offshore AUA by 35%
- **Luxembourg** – accounts for over 30% of the UCITS market[3]
- **Ireland** – largest center globally for hedge fund servicing

Top 10 Domiciles of Worldwide Investment Fund Assets[3] (Market share at end of 3Q14)

Total Funds of $34.3T



USA
Others
Switz
Japan
UK
Canada
France
Brazil
Australia
Ireland
Luxembourg
3.6%
3.2%
3.7%
4.2%
1.2%
4.7%
4.9%
10.2%
4.5%
9.4%
50.3%
Luxembourg & Ireland have $4.8T in Offshore funds

State Street – Early Leaders in European Offshore Market

- 1990 – State Street Luxembourg established
- 1996 – State Street Ireland established
- 1998 – **Begin servicing** Money Market Funds
- 2001 – **Begin servicing** ETFs
- 2003 – Deutsche's global custody business acquired
- 2004 – **Begin servicing** Common Contractual Funds
- 2005 – **Begin servicing** Loan Funds
- 2007 – IBT Acquisition; Regulatory, Industry & Government Affairs established
- 2013 – **Begin servicing** AIFMD Funds
- 2013 – State Street's European Offshore AUA breaks the US$1 trillion barrier
- 2014 – **Begin servicing** Renminbi Funds

1990 | 2000 | 2010 | 2014

17

1 Undertakings for Collective Investment in Transferable Securities.
2 Market Data Monterey.
3 EFAMA.

STATE STREET.

18 488 462 236 235 216 STT JPM RBC BNP BK 1 Monterey Survey, December 2013. 2 Monterey Survey, June 2014. … and we have led in the European offshore markets for 25 years Luxembourg Domiciled Funds1 (AUA $B) Irish Domiciled Funds2 (AUA $B) • We are specialist service providers to international institutional investors – servicing US$1.3 trillion in offshore assets as of December 31, 2014 • Our expertise spans ETFs, Liquid Alternatives, Money Market Funds, Loan Servicing, Hedge Funds, Multi Hedge Strategy Platforms, Tax Transparent Products, Risk and Regulatory Reporting • Over 3,000 employees (33 nationalities and 21 languages) are dedicated to servicing our offshore clients • Market leader in Luxembourg – No. 1 administrator1 and No. 2 custodian1 • Market leader in Ireland – No.1 administrator and custodian2, with 22% of the Irish-domiciled funds market 541 427 346 322 218 STT BK NTRS JPM BBH

19 We are well positioned to support our clients’ evolving offshore needs Market Trends: Our Advantages: Globalization Offshore clients look to us to support their global distribution goals • Our significant presence in Luxembourg and Ireland, combined with our global footprint, and ongoing investment in technology, allows us to fully support the global distribution needs of our clients • Our JV partner IFDS provides shareholder services globally to more than 375 financial organizations across Asia-Pacific, Europe, and North America Increasing Demand for Solutions Increasingly clients look to us to partner with them in developing product solutions • Our Loan Servicing capability is at the forefront in providing solutions to investors as banks de-leverage following the crisis • We were the first depositary to service a Renminbi Qualified Foreign Institutional Investor (RQFII) UCITS fund investing in China A-shares Regulation Clients need our expertise to stay informed and on top of regulatory developments • We have dedicated significant resources to European Regulation and specifically how it impacts our offshore clients: – Participating in European and local market regulatory forums – Developing products and services to meet new regulatory requirements – Building out solutions for end investors

20 Our FX capabilities are aligned with macro trends Globalization Demographic Trends Regulation of FX Market Electronification of Markets • Increasing cross border flows across asset classes as more investing is internationalized • More countries are attracting foreign investors’ capital • Increased savings and investment as the middle class evolves in emerging markets • Move toward individual savings for retirement vs. public programs • Investment managers are migrating their trading to electronic platforms • Institutional investors increasingly demand sophisticated algorithmic trading solutions to facilitate automated execution • Impacting structure of market but also provides opportunities for new products and services

21 Our focus on institutional investors, innovation and FX product diversification has led to sustained growth 1990-1995 Established FX Trading & Sales in Sydney, Tokyo, Toronto and Montreal Branches 1980’s London & Hong Kong FX Trading & Sales 1995 Introduced Strategy Research Product 1996 FX Connect Launch 2004 Push into Hedge Funds Late 90’s Push into Third Party Funds 2000 Push into Central Banks and SWF 2014 Agency FX Go-Live 2009 Enhanced information for clients using Indirect FX 2010 Gen 2 eFX Market Making 2014 Currency Management crosses $200BN 2014 TruCross / FX Go-Live 1998 State Street Associates Established 1992 First Currency Management Client FX Connect Launch Multi-Dealer Offering Foreign Exchange Revenue 1990 – 2014 2005 StreetFX Launch 2007 Currenex Acquisition 1990 1995 2000 2005 2014 2010 0 1,000 2,000 3,000 4,000 5,000 6,000 - 100 200 300 400 500 600 700 800 900 1,000 1,100 1,200 1,300 1,400 Clien t V o lu m e (B ) / E le c tro n ic F X Broke rage S e rv ic e s V o lu m e (T en B ) Re v en u e ($ M ) Year FX Revenue Electronic FX Brokerage Services Revenue (Since 2001) Currency Management Revenue FX Trading & Sales Client Volume Electronic FX Brokerage Services Volume (Since 2001)

22 1 Based on management estimates. 2 FX Trading Revenue: Competitor Analysis. 3 2014 Euromoney FX Survey. Our FX results and competitor comparison FX Sales & Trading vs Indirect FX 45% 59% 55% 41% $0 $100 $200 $300 $400 $500 $600 $700 2010 2014 R ev en u e ($ M )1 FX Sales & Trading Indirect FX Indirect FX: • Provides efficient execution via instructions through our Global Services teams for “odd lot” trades and restricted currencies • Only for funds under custody at State Street • Industry leading disclosures and reporting FX Sales & Trading: • Reshaping the traditional role of an intermediary into a service-oriented model focused on the needs of our global institutional investors • For all funds regardless of custodian or FX prime broker • Providing a range of FX products including StreetFX, electronic market-making, and research • We are a Top 10 provider to Real Money, ranking 7th in 2014 (v. BK 22nd and NTRS 33rd)3 In d e x e d Re v e n u e a s a % 50 60 70 80 90 100 110 120 2010 2011 2012 2013 2014 Indexed Revenue Totals2 (as compared to 2010) STT: FX Trading BK: FX Trading NTRS: FX Trading STT: FX Trading and Electronic Brokerage Services

23 1 2014 Euromoney FX Survey. 2 2014 FX Week. 3 2014 Profit & Loss Reader’s Choice Awards. 4 2014 Euromoney FX Survey. Elements of current innovation in FX – increasing the slope of our growth trajectory Differentiated strategy Sales & Trading and Research has Multiple Initiatives to Seed Long Term Sustainable Growth • Accelerated Growth Strategy – A technology driven business plan to support and enable market share growth • eFX Market Making and Distribution – Enhance the sophistication of our eFX market- making • Emerging Markets – A multi-pronged cross product initiative to expand capabilities in emerging markets • TruCross/FX – An FX agency crossing product that creates a trusted end-to-end process which delivers WM Reuters mid-rates net of fully disclosed commissions • StreetFX – A fully automated, outsourced, principal direct trading platform delivering benchmark execution at agreed upon spreads • Research – Fact-based and highly differentiated research; proprietary measures of investor behavior, daily inflation metrics, systemic risk and turbulence indices. Globally Ranked as the #1 provider of Flow Research1, #1 provider of Quantitative research1, #3 provider of G10 Research1 Currency Management • Shareclass Hedging – Provides managers with global product distribution by replicating fund excess returns in multiple currencies • Portfolio Hedging – Mitigates unwanted currency exposure inherent in globally diversified portfolios eFX Brokerage Platforms • FX Connect is an end-to-end FX multi-counterparty trading and workflow platform for institutional investors, and Currenex is an active FX trading system for banks, hedge funds, retail aggregators and trading companies. • Currenex named Best White Label Service2; FXConnect named Best Platform for Asset Managers3 and Most Improved Platform by Market Share4

24 We are well positioned for continued growth in FX Portfolio of Products • Leading provider of a broad and diverse range of FX products and services to institutional investors • Our strong competitive position is a direct result of innovative organic strategies, academic partnerships and timely acquisitions • Well positioned for growth amidst an FX industry in flux Broad and diverse product mix Strategies, partnerships and acquisitions Position of strength in a changing industry FX

SSGA is well positioned for growth

Active, enhanced, fundamental, passive and multi-asset class solutions

$2.45T[1] in Assets Under Management


Alternative Investments[2]
$128B
Cash[4]
$399B
Fixed Income
$319B
Multi Asset
Class Solutions[3]
$127B
Equity
$1,475B

Market Leadership	• #1 Global Indexed Equity Manager[5] • #2 Global ETF Manager[6] • #3 Cash Manager[7]
Clients	• ~3,000 clients globally • ~40% of Top 100 Institutions Globally • 56% of clients use two or more strategies* • 74% of 2014 new business came from existing SSGA clients*
Strong 2014 Results	• 9% annual management fee growth for the year ended December 31, 2014 • Net flows of $28 billion

*As of December 31, 2014.

1 This AUM includes the assets of the SPDR Gold ETF (approx. $27 billion as of December 31, 2014), for which State Street Global Markets, LLC, an affiliate of State Street Global Advisors, serves as the distribution agent.
2 Includes Absolute Return, Commodities, Currency, Company Stock, Global Multi Strategy, Managed Futures, Private Equity and Real Estate.
3 Assets in Solutions are not counted in the underlying asset class.
4 Includes securities lending collateral, cash, and money market.
5 Pensions and Investments, May 2014 (Assets as of December 31, 2013).
6 SSGA Global ETF Snapshot, December 2014.
7 Institutional Investor 2014 Top Money Managers.

25

STATE STREET.

26 Key areas of focus in 2015 and beyond SSGA’s strategy is focused to materially grow share and position in fast-growing segments of the market • Increased breadth and depth of global client engagement • Greater collaboration across State Street to provide the right solutions and products to our clients • Value provided to our clients extends well beyond asset management • Outcome-oriented solutions are reshaping the way money is managed and is expected to become a $7.2 trillion market by 20184 • Developing innovative products leveraging the multi-asset class portfolios, research and advice that clients demand • Building on trusted adviser relationships with institutional clients • We manage approximately $393 billion in AUM for 76 Official Institutions across the globe2 • Our clients account for 10 of the top 20 Central Banks globally and 8 of the top 10 largest sovereign wealth funds by AUM3 • Official institutions specialists deployed globally • U.S. intermediary market accounts for 50% of U.S. assets, 25% of global assets, and is estimated to grow at an 8% CAGR1 through 2017 • Increasing investment in internal and external sales teams by approximately 80% • Prioritizing channel coverage towards highest growth areas and products including ETF’s Defined Contribution Solutions Retail Intermediary / ETF Official Institutions 1 McKinsey’s 2013 Asset Management Report. 2 As of December 31st, 2014. 3 Based on the World Bank’s 2014 GDP Ranking & SWFI’s sovereign wealth fund rankings. 4 Casey Quirk and Associates.

27 1 ETFGI, December 2014. 2 McKinsey & Company, The Second Act Begins for ETFs, August 2011. 3 Cerulli: Exchange Traded Funds Markets 2014. We are a leading sponsor of ETFs SPDR ETF revenue CAGR of 25% for the five-year period ending in 2014 Powerful Brand ETF AUM (as of 31 Dec 2014) • $466B New Product Introductions 109 new ETF products since 2011 at an average Total Expense Ratio of 38 bps: • North America: 51 • EMEA: 48 • APAC: 10 New ETFs include: • MSCI Quality Mix ETFs • EURO STOXX Low Volatility UCITS • SSGA Risk Aware ETF • Reuters Global Convertible Bond UCITS Our Strategic Initiatives Are Focused on Materially Growing SSGA’s Position by: Global Market Size ETFs and Other Exchange-traded Products1 $1.5 $1.9 $2.4 $2.8 $3.1 $3.4 $4.3 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 2011 2012 2013 2014 2015E 2016E 2017E ($T) 2 3 3 • Deepening our retail intermediary channel coverage • Harnessing data to distribute more efficiently • Developing premium priced products CAGR 19%

Questions & Answers PANEL I: Innovation in Client- Focused Solutions

PANEL II: Innovation in Products & Technology Solutions Investor Day Mike Rogers, President & COO Chris Perretta, EVP & Chief Information Officer Gunjan Kedia, EVP, Head of Investment Servicing, Americas Frank Koudelka, SVP, ETF Product Specialist Wednesday, February 25, 2015

30 1 Framework Source: Enterprise Architecture as Strategy: Creating a Foundation for Business Execution, J. Ross, P. Well, D. Robertson, HBS Press, 2006. 2 Positions for “State Street” represent State Street estimates. The CISR was not included in the determination of the State Street estimates. Business Operations and Information Technology Transformation program created foundation for continued success Enterprise architecture is a journey1 STT 20142 STT 20102 Center for Information System Research (CISR) © 2011 MIT Sloan CISR - ROSS Benefits: • Operational excellence • Business agility • Managerial satisfaction • IT responsiveness • Risk management

31 1 The multi-year Business Operations and Information Technology Transformation program achieved, over the course of the program, greater than $625 million of total pre-tax savings, on annual basis, with full effect in 2015. Pre-tax expense savings relate only to that Transformation program and are based on improvement from our total 2010 expenses from operations, all else being equal. Our program achieved more than $625 million1 in run rate savings • Further operational efficiencies and lower unit costs • 8 Operational Centers of Excellence employing improved tools and processes • Patented Cloud Technology • >160 applications retired via operational rationalization • Globally balanced workforce leveraging worldwide partners • Improved data insights supportive of control and customer demand • Acceleration of time to market Outcomes: Levers: Savings will continue to be fueled by digital enterprise • Process transformation and standardization • Automation of key business processes • Centers of Excellence in a globally balanced model • New technology architecture • Private cloud •Workforce optimization Business Operations Information Technology

32 We also laid a foundation for achieving a digital enterprise … • Seamless global operations • Increased efficiency • Integrated client operations • Data integrity across platforms • More resilient infrastructure • Configurable to drive performance and regulatory needs • Built for change • Speed to market • Real time, custom insights • Global transparency • Digital business control structures Technology and business capabilities piloted last year are now in production

33 … and built capabilities for our core business More than a million data points are captured and processed daily: • Trades • Corporate actions • Security prices • Subscriptions and redemptions •Wires • Cash • Distributions and expenses • Foreign exchange State Streeters in 29 locations, often in 2 hours or less, use a global technology platform to coordinate with each other, clients, and industry participants to promote completeness, accuracy, and reasonableness: • Did every activity get captured? (Completeness) •Was each activity processed correctly? (Accuracy) • Does it make sense? (Reasonableness) • Real time • Speed to market • Global platforms • Data integrity • Resiliency Foundational Capabilities:

34 We are delivering value-added services and solutions to clients… Industry Trend: Foundational Capabilities: Potential Value: World’s largest pension plans insourcing some asset management; creating a new breed of “Asset Owner-Asset Manager” Globally consistent technology platforms and data integrity allows true integration of capability across client segments • Servicing capabilities for Asset Managers, middle and back office combined with Performance, Risk, and Trust Reporting for Pension plans • Delivering similar capabilities with Liquid Alternatives in bringing together traditional and hedge fund servicing Regulatory pressures for clients to strengthen their oversight of outsourcing MyView platform with full look-through capability on exceptions • Once introduced, will allow clients to conduct oversight procedures directly on State Street platforms in real time • Eliminates significant manual reporting

35 Business Insights Regulation Oversight & Control … and launching new solutions built on transformation Selected Product Portfolio Pre-commercialization: Commercialized: Ideation & Design Development Initial Release Track & Improve • Fund Insights℠: Sub-TA Fees Index • Fund Insights℠: Liquidity Index • Fund Insights℠: Transaction Analytics • Liquid Alternatives • Prospectus and Fact Sheet Composition • Dynamic Cash Allocation • Enhanced Asset Owner Servicing (EAOS) • Bank Loans middle office • TotalETF℠ • Money Market Reform • Regulatory Resource Center • Financial Reporting Composition • Fund Insights℠: Valuation Toolkit • Form PF / CPO-PQR Services • Money Market Shadow NAV • State Street University – Online training for clients • Bank Loans Valuations • My View: NAV Oversight • Fund Insights℠: NAV Guardrails • Financial Reporting oversight (FR 2.0) • Derivatives Valuation

36 1 ETFGI. December 2014. 2 PwC. ETF 2020: Preparing for a New Horizon, January 2015. 3 McKinsey & Co: Active ETFs on Way to $500 Billion, January 2013. 4 Cerulli Associates: The State of US Retail and Institutional Asset Management, November 2012. 5 Securities and Exchange Commission website. The global ETF market is large and fast growing • As of 2014, there are 239 sponsors, 5,581 ETFs with $2.8 trillion in assets in the global ETF market1: −CAGR of over 28% from 2001 to 2014 • Projections for growth remain strong: −Global ETFs to be $5.0 trillion by 20202 −Active ETFs to be $100 billion by 20203 −US ETFs to $3.4 trillion by 20164 • 84 new exemptive orders issued by the US SEC since 20135 (45 for actively-managed) 2,785 2,398 1,949 1,5261,478 1,158 774 856 603 425 319218 146109 2013 2012 2011 2001 2010 2009 2008 2004 2003 2002 CAGR 28.3% 2014 2007 2006 2005 Assets1 ($B) 5,581 5,086 4,723 4,340 3,617 2,736 2,224 1,537 886 507365304296221 2011 2010 2009 2008 2007 2006 2012 2014 CAGR 28.2% 2013 2005 2004 2003 2002 2001 Number of Funds1

37 Our services, solutions and scale position us to address clients’ emerging needs and issues globally 180 ETFs serviced $43.3B CA 557 ETFs serviced $1,236.0B US 405 ETFs serviced $64.4B LU 312 ETFs serviced $180.4B IE 64 ETFs serviced $37.0B DE 12 ETFs serviced $7.1B CH 6 ETFs serviced $8.1B HK 2 ETFs serviced $0.4B SG 22 ETFs serviced $3.8B AU #1 Global ETF Service Provider Over 57% Market Share1 1,560 ETFs serviced $1,581B 67% of 2014 inflows1 Largest-ever ETF conversion: WisdomTree $35B Funds and associated assets serviced as of December 31, 2014. 1 ETFGI. December 2014.

38 Integration to 15 Core State Street Technology Platforms TotalETF℠ is a single, global, state-of-the-art platform for servicing our clients Real Time Data Infrastructure Real-time Transparency Precise Information Automated Oversight C O N T A C T S Operations Market Private Cloud Proprietary Real-time Information Accelerated Time to Market Advanced Platform Automation, Capacity on Demand Clients

Questions & Answers PANEL II: Innovation in Products & Technology Solutions

Delivering Shareholder Value in a Challenging Environment Investor Day Michael W. Bell EVP & CFO Wednesday, February 25, 2015

41 1 Represents operating-basis (non-GAAP) financial information. Operating-basis financial outlook is a non- GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures. 2 Long-term operating basis financial goals: EPS growth of 10%-15%; revenue growth of 8%-12%; and ROE of 12%-15%. Our long-term goals do not reflect near-term expectations. Delivering shareholder value in a challenging environment • Continuing to focus on key priorities: – Delivering value-added services and solutions to clients – Investing in growth initiatives – Managing expenses – Returning capital to shareholders • 2015 operating-basis outlook1: – Strong growth in our fee revenue – Total fee revenue growth expected to outpace expense growth by at least 200 basis points compared to 2014 – Net interest revenue (NIR) impacted by low interest rate environment – Higher effective tax rate – Likely preferred share issuance • Optimizing opportunities for returns while satisfying a multitude of regulatory requirements • Maintaining our long-term financial goals2

2015 Outlook[1]

Strong growth in our fee revenue, partially offset by the impact of low interest rates and a higher effective tax rate

- Aiming for full-year 2015 operating-basis[1] total fee revenue growth of 4%-7% compared to 2014:
  - Equity market assumptions for full-year 2015 based on:

S&P 500			15E vs 14	EAFE			15E vs 14
2013 Year End: 1850	2014 Year End: 2060	2015 Estimated Year End: 2160	4.9%	2013 Year End: 1915	2014 Year End: 1775	2015 Estimated Year End: 1830	3.1%
2014 Average: 1931	2015 Estimated Average: 2050		6.2%	2014 Average: 1888	2015 Estimated Average: 1850		(2.0)%

  - Foreign exchange assumptions using the forward curve as of January 15, 2015 assume that the exchange rates will remain with January 15, 2015 levels; resulting assumptions for U.S. dollar to EUR exchange rate and U.S. dollar to Pound Sterling are shown below as examples:

USD vs EUR			15E vs 14	USD vs GBP			15E vs 14
2013 Year End: 1.37	2014 Year End: 1.20	2015 Estimated Year End: 1.16	(3.3)%	2013 Year End: 1.67	2014 Year End: 1.56	2015 Estimated Year End: 1.51	(3.2)%
2014 Average: 1.32	2015 Estimated Average: 1.16		(12.1)%	2014 Average: 1.65	2015 Estimated Average: 1.51		(8.5)%

- Expecting that NIR headwinds are likely to continue as illustrated in the interest rate and deposit scenarios outlined on slide 45
- Expecting an operating-basis[1] effective tax rate of 30%-32%, which was 29% in 2014

1 Includes impact of expected currency and market changes. Operating-basis (non-GAAP) financial information, where noted. Operating-basis financial outlook is a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures.

42

STATE STREET

43 2015 Outlook1 Full-year 2015 operating-basis1 total fee revenue growth expectation of 4%-7% compared to 2014 driven by: • Continued innovation in services and solutions • Expected increase in new business levels • Strong capabilities outside of U.S. 2015 revenue growth aligned with our long-term objectives: • 2015 operating-basis1 total fee revenue objective includes approximately $200 million of unfavorable impact from foreign exchange translation: − Expected operating-basis1 total fee revenue growth would be approximately 6.5%-9.5% if exchange rates were unchanged from average rates in 2014 − Expected operating-basis1 total fee revenue growth includes less support from equity market appreciation relative to long- term average 1 Includes operating-basis (non-GAAP) financial information, where noted. Operating-basis financial outlook is a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures. Strong fee revenue growth providing foundation for achieving our long-term goals

44 1 Includes operating-basis (non-GAAP) financial information, where noted. Operating-basis financial targets are a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures. 2 See slide 42 for related assumptions. 3 Operating leverage is defined as the rate of growth of total revenue less the rate of growth of total expenses, each as determined on an operating basis. 2015 Outlook1 • Expense management remains a priority; while there continues to be upward pressure on regulatory compliance costs, our focus will be on: – Controlling expenses and driving further efficiencies – Expanding our capabilities to meet increasing regulatory expectations – Supporting new business growth, including information technology costs – Continuing to fund growth initiatives • Expect operating-basis1 total fee revenue growth to outpace operating-basis1 expense growth by at least 200 basis points compared to 2014: – Assumes that 4%-7% operating basis1 total fee revenue growth objective is achieved2 • Positive operating leverage3 remains a long-term goal; our near-term ability to achieve the goal is likely predicated on higher market interest rates for a significant portion of 2015 • Seasonality pattern of compensation expenses, primarily associated with the deferred incentive compensation expense for retirement-eligible employees and payroll taxes, to recur with related incremental seasonal amount expected to be $140 million to $150 million in 1Q15, compared to $146 million in 1Q14 Expense management remains a priority

45 Static Scenario Rising Scenario Primary Drivers2 State Street Operating-basis1 NIR $2.07B-$2.17B $2.15B-$2.25B • Short-term and long-term interest rates • Foreign exchange rates • Deposit levels • Regulatory expectations • Geographic and business mix Interest Rate Path Static from December 31, 2014 levels • First administered rate hike: − U.K.: August 2015 − U.S.: December 2015 • Increases of 0.25% per quarter thereafter • No change in European Central Bank (ECB) rates • 1 month and 3 month LIBOR rate increases in advance of rate hikes • Economic outlook • Geopolitical environment USD Deposits at State Street Minimal change from end of 2014 Modest decline relative to 2014 year- end levels as rates rise • U.S. short-term rates • Alternative short-term investment choices Euro Deposits at State Street Minimal change from end of 2014 • Euro short-term rates • Further ECB actions • Levels of competitor deposit charges 1 Includes operating-basis (non-GAAP) financial information, where noted. Operating-basis financial targets are a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non- GAAP measures. 2 Underlying interest rate and deposit level assumptions are as presented on this slide 45 under the Static Scenario and the Rising Scenario, as applicable. Underlying foreign exchange rate and equity market assumptions are as presented on slide 42. For all other primary drivers, assumptions reflect actual levels and other data, including State Street’s expectations and interpretations, as of year-end 2014. 2015 Outlook1 Illustrative Scenarios As illustrated below, operating-basis1 NIR likely to decline in 2015 from 2014

Illustrative Scenarios

Expected improvement in NIM[1] over long term

We reported a 4Q14 operating-basis[1] Net Interest Margin (NIM) of 1.04%. Excluding excess deposits, the 4Q14 operating-basis NIM[1] would have been approximately 1.30%

Long Term Scenarios	Fed Funds Rate	10 Year Treasury Rate	Long Term Operating-Basis[1] NIM	Primary Assumptions[2]
"Static Interest Rate" Scenario – Including Excess Deposits	0.25%	2.17%	80-85bps	• 4Q14 average balances, but Dec. 31, 2014 interest rates remain static, all else being equal • Stable credit spreads • Current estimate is that it will take approximately 6 years for the long term operating-basis[1] NIM to settle to these levels, all else being equal
"Static Interest Rate" Scenario – Excluding Excess Deposits	0.25%	2.17%	95-100bps	
"Structurally Lower than Normal" Scenario	2.00%	3.50%	150-160bps	• Excess deposits leave when interest rates rise • After the portfolio has a chance to fully re-price at the higher levels, all else being equal • Stable credit spreads • Current estimate is that it will take approximately 4 years after the last interest rate increase for the long term operating-basis[1] NIM to increase to these levels, all else being equal
"Return to Normal" Scenario	3.00%	5.00%	175-185bps	

1 Includes operating-basis (non-GAAP) financial information, where noted. Operating-basis financial targets are a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures.

2 Underlying interest rate and deposit level assumptions are as presented on this slide 46 under various scenarios, as applicable.

46

STATE STREET.

47 Optimizing capital to satisfy a multitude of regulatory requirements • Maintaining our 10% common equity tier 1 target: – The standardized approach is currently more constraining for us than the advanced approaches • Expect the Supplementary Leverage Ratio (SLR) to be our constraining capital requirement when effective: – Additional preferred share issuance can help with meeting this requirement and, at present, the cost is less than common equity • May have to issue additional long-term debt – depending on final Total Loss Absorbing Capacity (TLAC) requirements • May be impacted by Global Systemically Important Bank (G-SIB) Buffer requirements: – Particularly related to the inclusion of non-operational deposits • Uncertainty from evolving regulatory environment • Returning capital to shareholders remains a priority: – Over the long term, capital distribution capacity driven primarily by ROE less balance sheet growth

48 2015 Outlook • Continuing to execute on our capital plans • Issued $750 million of preferred shares at 6% in 4Q14, with the first dividend to be paid in 1Q15: – Expect total dividends on all series of preferred shares outstanding at December 31, 2014 to be approximately $118 million in 2015, including a partial quarter payment of approximately $3 million in 1Q15 for Series E • The evolution of our balance sheet and of regulatory capital and liquidity expectations may lead to both additional issuances of preferred shares of approximately $750 million and long-term debt in 2015 • 2015 capital plan remains subject to review by the Federal Reserve Returning capital to shareholders remains a priority

49 1 Long-term goals presented on an operating-basis, a non-GAAP presentation and do not reflect near-term expectations. Refer to Appendix included with this presentation for explanations of our non-GAAP measures. 2 Organic growth excludes revenue growth from acquisitions. 3 Operating leverage is defined as the rate of growth of total revenue less the rate of growth of total expenses, each as determined on an operating basis. Maintaining our long-term financial goals1 Achievement of long-term financial goals dependent upon return to normal economic and market conditions as well as a reasonable outcome for regulatory framework Long-Term Revenue Goal Long-Term EPS Goal Long-Term ROE Goal Operating-Basis1 Growth of 8%-12% (Organic Growth 7%-10%)2 Operating-Basis1 Growth of 10%-15% Operating-Basis1 Return on Equity of 12%-15% Components: Key Dependencies: Key Dependencies: • 4%-5% cross-selling to existing clients • 2%-3% new clients • 1%-2% market growth • 1%-2% acquisitions • Revenue growth goal • Positive operating leverage3 • Common stock repurchases • Strong execution of our top priorities • Reasonable outcome for regulatory framework or expectations • More favorable interest rate environment (i.e., 3% Fed Funds rate and 5% ten-year Treasury rate)

50 1 Includes operating-basis (non-GAAP) financial information, where noted. Operating-basis financial outlook is a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non- GAAP measures. Delivering shareholder value in a challenging environment Focusing on Key Priorities Generating Strong Growth Delivering Shareholder Value Optimizing Capital • Delivering value-added services and solutions to clients • Investing in growth initiatives • Managing expenses • Returning capital to shareholders Expecting to generate strong growth in our operating-basis1 total fee revenue in 2015 by: • Continued innovation in services and solutions • Expected increase in new business levels • Strong capabilities outside of U.S. Optimizing opportunities for returns while satisfying a multitude of regulatory requirements Delivering shareholder value through progress towards our long-term financial goals

51 Appendix Footnotes to Slide 4 Non-GAAP Measures The foregoing presentation includes financial information presented on a GAAP basis as well as on a non-GAAP, or “operating basis.” Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

52 Appendix: Footnotes to slide 4 2 #1 Mutual Fund Accounting, Mutual Fund Service Guide, 2014 3 #1 Offshore Fund Servicing, Monterey Insight, Ireland Fund Report, 2014 4 #1 Global Alternative Asset Servicing, Evestment Administrator Survey, June 2014 5 #1 Securities Finance, Global Investor Magazine Survey, February 2015 6 #1 Global Equity Index Manager, Pension and Investments, May 2014 7 #2 Worldwide Institutional Assets Under Management, Pensions and Investments, May 2014 8 #2 Global ETF Manager, SSGA Global ETF Snapshot, December 2014 9 #7 Real Money, Euromoney FX Survey, 2014

53 Appendix: Non-GAAP measures 2014 vs. (Dollars in millions) 2013 Total Revenue: Total revenue, GAAP basis $ 10,295 $ 9,884 4.2 % Tax-equivalent adjustment associated with tax-advantaged investments 288 158 Tax-equivalent adjustment associated with tax-exempt investment securities 173 142 Discount accretion related to former conduit securities (119) (137) Total revenue, operating basis (1) $ 10,637 $ 10,047 5.87 Fee Revenue: Total fee revenue, GAAP basis $ 8,031 $ 7,590 5.8 Tax-equivalent adjustment associated with tax-advantaged investments 288 158 Total fee revenue, operating basis $ 8,319 $ 7,748 7.4 Expenses: Total expenses, GAAP basis $ 7,827 $ 7,192 8.8 Severance costs associated with staffing realignment (84) (11) Provisions for litigation exposure and other costs, net (187) (65) Acquisition costs (58) (76) Restructuring charges, net (75) (28) Total expenses, operating basis (1) $ 7,423 $ 7,012 5.86 In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. % Change The foregoing presentation presents financial information prepared on a GAAP as well as on an operating basis. The following tables reconcile operating- basis financial information presented in the presentation to financial information prepared and reported in conformity with GAAP. Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Years Ended December 31, 2013 December 31, 2014 (1) For the year ended December 31, 2014 and December 31, 2013, positive operating leverage in the year-over-year comparison was approximately 1 basis point, based on an increase in total operating-basis revenue of 5.87% and an increase in total operating-basis expenses of 5.86%.

54 Appendix: Non-GAAP measures 2014 vs. (Dollars in millions, except per share amounts) 2013 Income Before Income Tax Expense: Income before income tax expense, GAAP basis $ 2,458 $ 2,686 (8.5) % Net pre-tax effect of non-operating adjustments to revenue and expenses 746 343 Income before income tax expense, operating basis $ 3,204 $ 3,029 5.8 Pre-tax operating margin(2): Pre-tax operating margin, GAAP basis 23.9% 27.2 % Net effect of non-operating adjustments 6.2 2.9 Pre-tax operating margin, operating basis 30.1% 30.1 % Diluted Earnings per Common Share: Diluted earnings per common share, GAAP basis $ 4.57 $ 4.62 (1.1) Severance costs .13 .02 Provisions for litigation exposure and other costs, net .34 .09 Acquisition costs .09 .11 Restructuring charges, net .11 .04 Discount accretion related to former conduit securities (.17) (.18) Out-of-period income tax benefit to adjust deferred taxes - (.16) Italian banking industry tax assessment .02 - Diluted earnings per common share, operating basis $ 5.09 $ 4.54 12.1 Return on Average Common Equity: Return on average common equity, GAAP basis 9.8% 10.5% (70) bps Severance costs .3 - Provisions for litigation exposure and other costs, net .7 .2 Acquisition costs .2 .3 Restructuring charges, net .2 .1 Discount accretion related to former conduit securities (.4) (.4) Out-of-period income tax benefit to adjust deferred taxes - (.4) Italian banking industry tax assessment .1 - Return on average common equity, operating basis 10.9% 10.3% 60 (2) Pre-tax operating margin for the years ended December 31, 2014 and 2013 was calculated by dividing income before income tax expense by total revenue. % Change December 31, December 31, The foregoing presentation presents financial information prepared on a GAAP as well as on an operating basis. The following tables reconcile operating-basis financial information presented in the presentation to financial information prepared and reported in conformity with GAAP. Years Ended 2014 2013 Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.